Exhibit 99.16: Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 2nd day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka
Robert L. Grubka, President

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 2 day of January, 2024, by Robert L. Grubka.

/s/ Melissa O’Donnell	MELISSA ODONNELL NOTARY PUBLIC – MINNESOTA MY COMMISSION EXPIRES 01/31/2025
Notary Public	Notary Public, State of Minnesota Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 9 day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mona M. Zielke
Mona M. Zielke, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 9 day of January 2024, by Mona M. Zielke.

/s/ Melissa O’Donnell	MELISSA ODONNELL NOTARY PUBLIC – MINNESOTA MY COMMISSION EXPIRES 01/31/2025
Notary Public	Notary Public, State of Minnesota Commission Expires 01/31/2025

 POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 2nd day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs: /s/ Meredith L. Manz	Second Witness Signs: /s/ Ellick Clark
Printed name of witness: Meredith L. Manz	Printed name of witness: Ellick Clark

State of North Carolina)

County of Mecklenburg) ss:

Personally Appeared Amelia J. Vaillancourt, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Kristen Wolf Notary Public	Kristen Wolf Notary Public, State of North Carolina Commission Expires 12/27/2026

Kristen Wolf Notary Public - Mecklenburg Commission Expires 12/27/2026

 POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 1st day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz
Michael R. Katz, Director, and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 6 day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill
Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Kristen O’Neil	Signature of Witness #1
Kristen O’Neil	Printed or typed name of Witness #1
110 Essex St.	Address of Witness #1
Norfolk, MA 02056

/s/ Elizabeth Lehan	Signature of Witness #2
Elizabeth Lehan	Printed or typed name of Witness #2
21 Winterberry Way	Address of Witness #2
Norfolk, MA 02056

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 1st day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Tony D. Oh
Tony D. Oh, Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Annes Oh	Signature of Witness #1
Annes Oh	Printed or typed name of Witness #1
6778 Encore Blvd.	Address of Witness #1
Sandy Springs, GA 30228

/s/ Ashley Oh	Signature of Witness #2
Ashley Oh	Printed or typed name of Witness #2
6778 Encore Blvd	Address of Witness #2
Sandy Springs, GA 30228

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 9 day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Youssef A. Blal
Youssef A. Blal, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 9 day of January, 2024, by Youssef A. Blal.

/s/ Melissa O’Donnell	MELISSA ODONNELL NOTARY PUBLIC – MINNESOTA MY COMMISSION EXPIRES 01/31/2025
Notary Public	Notary Public, State of Minnesota Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power for him to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statement listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUAL WITH POWER OF ATTORNEY: Peter M. Scavongelli

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

033-81216

REGISTRATION STATEMENT FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02513

I hereby ratify and confirm on this 18 day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Neha V. Jain
Neha V. Jain, Director